PRESS RELEASE                                                         EXHIBIT 99

FOR IMMEDIATE RELEASE

PARLUX ANNOUNCES RESULTS FOR SECOND QUARTER

FORT LAUDERDALE November 13, 2003. Parlux Fragrances, Inc. (NASDAQ:PARL) announced today its results for the three months ended September 30, 2003. Net sales were $18,251,732 compared to $18,007,628 in the prior year period, an increase of 1%. Net income was $1,401,849 ($0.15 per share) compared to $3,110,373 ($0.31 per share) in the prior year period, a decrease of 55%. The prior year included pretax income of $4,000,564 from a litigation settlement. Excluding the effect of the litigation settlement, net income increased by 124% over the prior year period of $630,023 ($0.06 per share).

For the six-month period ended September 30, 2003, net sales were $35,193,521 compared to $37,833,364 in the prior period, a decrease of 7%. The decrease was attributable to the Animale(R) and Fred Hayman(R) brand products, which brands were sold and sublicensed in January and March 2003, respectively. Net income was $2,119,193 ($0.22 per share) compared to $4,226,415 ($0.42 per share) in the prior year period. Excluding the effect of the settlement of $4,000,564, net income increased by 21% over the prior year period of $1,746,065 ($0.17 per share).

Commenting on the results, Ilia Lekach, Chairman and CEO said, "The increase in our comparable net income per share reflects improved operational performance. Extensions of our existing brands contributed to the positive net income result. The sale of the Animale brand and the sub-license of the Fred Hayman brand provided us with the flexibility to seek new opportunities. Our recently announced signing of a new exclusive fragrance license with GUESS?, a major international fashion force, is exciting, and we look forward to the development of new GUESS?' products starting with a planned launch in Spring 2005. The potential of this new brand, combined with the performance of our other brands, should strengthen our opportunities for future growth".

Parlux Fragrances, Inc. is a manufacturer and international distributor of prestige fragrances and holds the licenses to manufacture and distribute the designer fragrance brands of Perry Ellis, GUESS?, Ocean Pacific (OP), Fred Hayman Beverly Hills, and JOCKEY.

The Company may periodically release forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company or its industry to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, among others, future trends in sales and the Company's ability to introduce new products in a cost-effective manner. Readers are cautioned not to place undue reliance on these forward statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
                                               (See table attached)
FOR:          PARLUX FRAGRANCES, INC.
CONTACT:  Ilia Lekach 954-316-9008 Ext. 116
              Frank A. Buttacavoli Ext. 117
Web site:     http://www.parlux.com
              ---------------------
PR NEWSWIRE:  COMPANY NEWS ON-CALL:  (800) 758-5804  Parlux code 674987
COMPANY NEWS ON-INTERNET:   http://www.prnewswire.com
                            --------------------------

                             PARLUX FRAGRANCES, INC.

                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

THREE MONTHS ENDED SEPTEMBER 30,                             2003            2002
--------------------------------                             ----            ----

Net sales
  Unrelated customers                                   $  7,391,521    $ 11,408,210
  Related customers                                       10,860,211       6,599,418
                                                        ------------    ------------
                                                          18,251,732      18,007,628

Cost of goods sold, including $339,714 and
   $459,020 of promotional items for the
   three months ended September 30, 2003 and 2002,
   respectively                                            9,459,498       9,321,881
                                                        ------------    ------------
Gross margin                                               8,792,234       8,685,747
Operating expenses                                         6,481,407       7,293,454
                                                        ------------    ------------
Operating income                                           2,310,827       1,392,293
Interest expense and exchange gains, net                      49,780         241,495
Litigation settlement, net of expenses                             0      (3,865,934)
                                                        ------------    ------------
Income before taxes                                        2,261,047       5,016,732
Income tax provision                                         859,198       1,906,359
                                                        ------------    ------------
Net income                                              $  1,401,849    $  3,110,373
                                                        ============    ============
Fully diluted earnings per share                        $       0.15    $       0.31(1)
                                                        ============    ============
Weighted average shares outstanding                        9,588,585      10,141,152

SIX MONTHS ENDED SEPTEMBER 30,                              2003            2002
------------------------------                          ------------    ------------

Net sales
  Unrelated customers                                   $ 18,233,124    $ 25,683,877
   Related customers                                      16,960,397      12,149,487
                                                        ------------    ------------
                                                          35,193,521      37,833,364

Cost of goods sold, including $1,430,587 and
   $1,637,449 of promotional items for
   the six months ended September 30, 2003 and 2002,
   respectively                                           18,355,527      19,412,603
                                                        ------------    ------------
Gross margin                                              16,837,994      18,420,761
Operating expenses                                        13,304,538      14,711,202
                                                        ------------    ------------
Operating income                                           3,533,456       3,709,559
Interest expense and exchange gains, net                     115,402         434,843
Litigation settlement, net of expenses                             0      (3,542,083)
                                                        ------------    ------------
Income before taxes                                        3,418,054       6,816,799
Income tax provision                                       1,298,861       2,590,384
                                                        ------------    ------------
Net income                                              $  2,119,193    $  4,226,415
                                                        ============    ============
Fully diluted earnings per share                        $       0.22    $       0.42(1)
                                                        ============    ============
Weighted average shares outstanding                        9,498,405      10,120,420


(1) Excluding the effect of the proceeds from the settlement of the litigation with a supplier in the amount of $4,000,564 (which is presented net of related expenses above), both basic and diluted earnings per share would have been $0.06 and $0.17 for the three and six-month periods ended September 30, 2002, respectively.

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